UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 10, 2016 (February 4, 2016)

HESS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Depositary Shares Offering and the concurrent Common Stock Offering by Hess Corporation (the “Company”) (each described under Item 8.01 below), on February 10, 2016, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of its 8.00% Series A Mandatory Convertible Preferred Stock, liquidation preference $1,000.00 per share, par value $1.00 per share (the “Mandatory Convertible Preferred Stock”). The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on the Common Stock (as defined below) or any other shares of junior stock, and no Common Stock or other junior stock or parity stock will be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum or number of shares of Common Stock have been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

Unless converted earlier, each share of Mandatory Convertible Preferred Stock will convert automatically on the mandatory conversion date, which is expected to be February 1, 2019, into between 21.8220 and 25.6420 shares of the Company’s Common Stock, subject to customary anti-dilution adjustments. The number of shares of Common Stock issuable upon conversion will be determined based on the average volume weighted average price per share of the Company’s Common Stock over the 20 consecutive trading day period beginning on, and including, the 23rd scheduled trading day immediately preceding February 1, 2019.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference of $1,000.00 per share of Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on such shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the assets of the Company available for distribution to its stockholders, after satisfaction of liabilities owed to the Company’s creditors and holders of any senior stock and before any payment or distribution is made to holders of any junior stock, including the Company’s Common Stock.

The foregoing description of the terms of the Mandatory Convertible Preferred Stock, including such restrictions, is qualified in its entirety by reference to the Certificate of Designations, a copy of which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 10, 2016, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 8.01 Other Events

Offering of Common Stock

On February 4, 2016, the Company entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Goldman, Sachs & Co. (“Goldman”), as representative of the underwriters named on Schedule I thereto (the “Common Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Stock Underwriters an aggregate of 25,000,000 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), in a registered public offering (the “Common Stock Offering”) pursuant to the Company’s automatic shelf registration statement (the “Registration Statement”)

on Form S-3ASR filed with the Securities and Exchange Commission on February 27, 2015 (Registration No. 333-202379). The Company granted the Common Stock Underwriters a 30-day option to purchase up to 3,750,000 additional shares of Common Stock, at the public offering price, less the underwriting discount (the “Common Stock Option”). On February 10, 2016, the Common Stock Underwriters exercised the Common Stock Option in full. The foregoing description of the terms and conditions of the Common Stock Underwriting Agreement is qualified in its entirety by reference to the Common Stock Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.1.

Offering of Depositary Shares

On February 4, 2016, the Company entered into an underwriting agreement (the “Depositary Shares Underwriting Agreement”) with Goldman, as representative of the underwriters named on Schedule I thereto (the “Depositary Share Underwriters”), pursuant to which the Company agreed to issue and sell to the Depositary Share Underwriters 10,000,000 depositary shares (the “Depositary Shares”), each representing a 1/20th interest in a share of the Company’s Mandatory Convertible Preferred Stock, in a registered public offering (the “Depositary Shares Offering”) pursuant to the Registration Statement. The Company granted the Depositary Share Underwriters a 30-day option to purchase up to 1,500,000 additional Depositary Shares, at the public offering price, less the underwriting discount (the “Depositary Shares Option”). On February 10, 2016, the Depositary Share Underwriters exercised the Depositary Shares Option in full. The foregoing description of the terms and conditions of the Preferred Stock Underwriting Agreement is qualified in its entirety by reference to the Depositary Share Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.2.

Capped Call Transactions

On February 4, 2016, in connection with the offering of the Depositary Shares, the Company entered into certain capped call transactions with certain option counterparties. The capped call transactions are expected generally to reduce potential dilution to the Company’s Common Stock upon any conversion of Mandatory Convertible Preferred Stock, with such reduction subject to a cap. The Company expects to enter into additional capped call transactions with the option counterparties in connection with the exercise by the Depositary Share Underwriters of the Depositary Shares Option.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Document

1.1	Underwriting Agreement relating to the Common Stock, dated February 4, 2016, between Hess Corporation and Goldman, Sachs & Co., as representative of the underwriters

1.2	Underwriting Agreement relating to the Depositary Shares, dated February 4, 2016, between Hess Corporation and Goldman, Sachs & Co., as representative of the underwriters

3.1	Certificate of Designations of the 8.00% Series A Mandatory Convertible Preferred Stock of Hess Corporation, filed with the Secretary of State of the State of Delaware and effective February 10, 2016

4.1	Form of Certificate for the 8.00% Series A Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1)

4.2	Deposit Agreement, dated as of February 10, 2016, among Hess Corporation and Computershare Inc. and Computershare Trust Company, N.A., as depositary, on behalf of all holders from time to time of the receipts issued thereunder

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2)

5.1	Opinion of White & Case LLP, relating to the Company’s Common Stock (including the consent required with respect thereto)

5.2	Opinion of White & Case LLP, relating to the Company’s Depositary Shares (including the consent required with respect thereto)

12.1	Computation of Ratio of Combined Fixed Charges and Preference Dividends to Earnings

23.1	Consent of White & Case LLP (included in Exhibit 5.1)

23.2	Consent of White & Case LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2016

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document
1.1	Underwriting Agreement relating to the Common Stock, dated February 4, 2016, between Hess Corporation and Goldman, Sachs & Co., as representative of the underwriters
1.2	Underwriting Agreement relating to the Depositary Shares, dated February 4, 2016, between Hess Corporation and Goldman, Sachs & Co., as representative of the underwriters
3.1	Certificate of Designations of the 8.00% Series A Mandatory Convertible Preferred Stock of Hess Corporation, filed with the Secretary of State of the State of Delaware and effective February 10, 2016
4.1	Form of Certificate for the 8.00% Series A Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1)
4.2	Deposit Agreement, dated as of February 10, 2016, between Hess Corporation and Computershare Inc. and Computershare Trust Company, N.A., as depositary, on behalf of all holders from time to time of the receipts issued thereunder
4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2)
5.1	Opinion of White & Case LLP, relating to the Company’s Common Stock (including the consent required with respect thereto)
5.2	Opinion of White & Case LLP, relating to the Company’s Depositary Shares (including the consent required with respect thereto)
12.1	Computation of Ratio of Combined Fixed Charges and Preference Dividends to Earnings
23.1	Consent of White & Case LLP (included in Exhibit 5.1)
23.2	Consent of White & Case LLP (included in Exhibit 5.2)